Exhibit 99.2

First Quarter 2007 Results Earnings Conference Call April 25, 2007

Safe Harbor: Forward Looking Statements During the course of today's presentation, our executives will make forward-looking statements including statements regarding the company's expected financial performance for the second quarter and full year 2007; expected growth and profitability; product and business strategies; the pending acquisition of Cartesis S.A.; strategic relationships; licensing and adoption of its BusinessObjects XI products; IDD growth; the anticipated release of the XI Productivity Suite; the introduction of Mobile BI; on-demand business intelligence solutions; and our mid-market initiative. We wish to caution you that such statements are just predictions based on management's current expectations or beliefs, and that actual events or results may differ materially. We refer you to documents we file with the Securities and Exchange Commission and the French Autorite des Marches Financiers (AMF), including form 10-K for the year ended December 31, 2006 and the Document de Reference for the year ended December 31, 2006. These documents identify important risk factors that could cause actual results to differ materially from those contained in our forward-looking statements. These potential risks and uncertainties include, but are not limited to, fluctuations in our quarterly and yearly operating results; our ability to estimate and sustain or increase our profitability; our ability to attract and retain customers, including for BusinessObjects XI; our ability to successfully complete the pending acquisition of Cartesis S.A.; our ability to successfully integrate the companies we acquire; changes to our current accounting policies; our ability to preserve our key strategic relationships; and our reliance upon selling products only in the Business Intelligence software market. We assume no duty to confirm, update or revise the financial forecast for the year, or any other forward looking information in this call as a result of new developments or otherwise.

Use of Non-GAAP Financial Measures Today we will be discussing our results on a US GAAP as well as a non-GAAP basis. These non-GAAP results, also sometimes called pro forma results, exclude write-off of in process research and development charges, amortization of purchase intangibles, stock based compensation expense and other non-recurring or non-cash charges. We use these additional non-GAAP measures as we believe they give useful operating information in addition to the US GAAP results. A reconciliation of US GAAP to non- GAAP financial statements is available in our press release and on our investor relations webpage at www.businessobjects.com/company/investors.

Total revenue growth continues at double-digit pace +20% to $334M First Quarter 2007 Highlights All geographies produced double-digit total revenue growth Rebound in large deals: 12 transactions above $1M vs. 9 in Q1 06 Non-GAAP operating margin up +210bps Revenues at high-end and non-GAAP EPS above guidance Balance sheet and cash flow from operations remain strong Continued license revenue growth driven by new products +9% to $137M Improving non-GAAP margin drives higher non-GAAP EPS +24% to $0.41 US GAAP EPS negatively impacted by one-time accrual $0.06 vs $0.13, due to $26M accrual

First Quarter 2007 Financial Results Note: Dollars in millions, except per share data. * US GAAP results include a non-cash $26m contingency legal reserve related to the ongoing litigation with Informatica, impacting fully diluted EPS by $0.15 after tax effect. ** Non-GAAP results exclude stock based compensation, amortization of intangible assets and other non- recurring or non-cash charges. Specifically, in Q1 2007, Non-GAAP results exclude the non-cash $26m contingency legal reserve related to the ongoing litigation with Informatica. ** ** * *

First Quarter 2007 Revenue Analysis License revenues of $137 million, up 9% (+3% CC*) Very rapid growth of EPM and EIM Flat performance of IDD: strong growth in BusinessObjects XI balanced the decline of older product lines More customers buying integrated BI solutions Maintenance revenues of $144 million, up 32% (+25% CC*) Very high renewal rates Continued success in up-selling premium maintenance packages Addition of deferred revenue from 2006 acquisitions Global services revenues of $53 million, up 21% (+12% CC*) Engaged on higher value-added assignments Better performance in EMEA Balancing expansion with profitability in 2007 * Growth in constant currencies

Americas: $173M (+18%) Key drivers: mid-market growth and up-selling of EPM and EIM EMEA: $137M (+22%; +11% CC*) Key drivers: increased migrations to BusinessObjects XI and product cross-selling APJ: $24M (+27%) Key drivers: investing for strong demand Americas EMEA APJ Revenue 173 137 24 Double-Digit Growth in All Geographies in Q1 * Growth in constant currencies.

First Quarter 2007 Expense Analysis Strength of maintenance and improved services margins drove gross margin +210bps improvement in Non-GAAP operating margin driven by higher gross margin and better sales productivity US GAAP operating margin negatively impacted by $26M non-cash reserve $ Dollars in Millions

Total Cash and Investments $637M Deferred Revenues $341M Total Assets $2.6B DSO 83 days As of March 31, 2006 Strong Balance Sheet Total cash and investments at $637M, up $125M from Dec. 31, 2006 Deferred revenues at to $341M, up $47M from Dec. 31, 2006 DSOs remained consistent with seasonal patterns at 83 days

FY 2007 Guidance Assumptions: US GAAP diluted EPS are expected to include approximately $51 million of stock based compensation expense, approximately $48 million of amortization of intangible assets and a $26 million non-cash legal reserve, which would impact EPS by approximately $1.03 per share, after tax effect. US Dollar to Euro exchange rate of $1.34 per €1.00 & U.S. Dollar to Canadian Dollar exchange rate of $0.88 US GAAP tax rate of 43% and a non-GAAP tax rate of 33% Fiscal 2007 Financial Guidance FY 2007 Guidance Total Revenue range $1.415B - $1.435B US GAAP Diluted EPS range $0.91 - $1.01 Non-GAAP Diluted EPS range $1.94 - $2.04

Q2 2007 Guidance Assumptions: US GAAP diluted EPS are expected to include approximately $12 million of stock based compensation expense and approximately $12 million of amortization of intangible assets, which would impact EPS by approximately $0.21, after tax effect. US Dollar to Euro exchange rate of $1.34 per €1.00 & U.S. Dollar to Canadian Dollar exchange rate of $0.88 US GAAP tax rate of 43% and a non-GAAP tax rate of 33% Second Quarter 2007 Financial Guidance Q2 2007 Guidance Total Revenue range $345M - $350M US GAAP Diluted EPS range $0.21 - $0.24 Non-GAAP Diluted EPS range $0.42 - $0.45

The BI Market is at an Inflection Point Significant opportunities ahead for Business Objects Market demand for BI remains very robust A top priority for CIOs: #1 in 2007 * vs. #14 in 2002 ** BI also becoming a top priority for CFOs The pending acquisition of Cartesis considerably strengthens our solution and positioning for the office of the CFO BI becomes available to more and more end-users Customers need open, scaleable, broad solutions * Source: Gartner, Inc. Gartner Executive Programs, January 2007, Creating Enterprise Leverage: The 2007 CIO Agenda, Mark P. McDonald, et al, 1 February 2007 ** Source: Gartner, Inc. Gartner Executive Programs, March 2004, Preparing for the Upswing: The 2004 CIO Agenda, Marcus Blosch, et al, 1 March 2004

Why We Win The category innovator and leader Uniquely positioned to lead the BI market OPEN neutral to all OS, DBs, MWs and applications BROAD end-to-end BI from data quality to financial applications INTEGRATED one single platform, BusinessObjects XI Global distribution, services and support capacity Solution selling approach Offer targeted at both enterprise and mid-market segments Reach extended to line of business executives, notably the CFO

Solution Selling and Customer Success Customers increasingly demand all 3 elements of our BI solution Multiple executives buy our product: CIOs, line of business executives, CFOs Each category of buyers requires an end- to-end solution Our solution selling strategy is working Deals are getting larger and more strategic to customers Numerous transactions involve multiple BI elements Over 1,200 new customers in Q1 2007 to more than 43,000 worldwide EPM IDD EIM Business Solution for CFOs/LOB Executives IT Solution for CIOs

# Constant Innovation

## *Constant innovation is the key to our success*

- **Launch of BusinessObjects XI Release 2 Productivity Suite**
  - New search features
  - New OLAP interface
  - New version of Live Office
  - New Query as a Web Service
  - Mobile BI
- **Introduction of Business Objects Crystal Decisions**
  - Targeted at specific needs of mid-market customers
  - Standard Edition launched in Q1 2007
  - Professional and Premium Editions expected to roll out later in 2007
  - All features of the BusinessObjects XI platform expected to be available to mid-market soon
- **Support for the developer community**
- **Launch of Business Objects Open Appliance Initiative**
- **Continued success with crystalreports.com**
- **Winner of 2007 SIIA Codie Award**

Slide 17
Copyright © 2007 Business Objects S.A. All rights reserved.
Business Objects

Scorecards & Analytics Cost & Profitability Management Financial Reporting & Consolidation Financial Governance, Risk & Compliance Planning & Budgeting ? ? ? (group) ? ? ? (division) ? ? ? ? ? Business Objects Cartesis Combined Business Objects and Cartesis combined deliver the most comprehensive and powerful performance management solution available Standards-based and independent of transactional and other operational data systems Business Intelligence Platform ? ? Acquisition of Cartesis Creating the Performance Management Leader

Growth Strategies for 2007 and Beyond Lead in Open End-to-End BI Expand Global Services Gain Share in the Mid-Market Further Extend Global Sales Innovate with New Business Models, such as BI OnDemand Open End-to-End BI Global Services Global Expansion New Business Models Mid-Market

Confidence in Business Performance Q1 2007 was a solid quarter The team delivered on the goals we established The BI market has reached an inflection point All levels of organizations use BI as daily window on operations BI solutions used to align execution with strategic goals and budgets Solid strategies in place for continued growth Focus on continued margin expansion in 2007

Questions & Answers Earnings Conference Call April 25, 2007